John Hancock Trust
Supplement dated July 22, 2009
to the Prospectus dated May 1, 2009
Disciplined Diversification Trust
The following disclosure relating the Disciplined Diversification Trust’s investment in fixed income securities is replaced with the disclosure noted below:
Disclosure to be Replaced
The fund’s fixed-income securities will, under normal market conditions, consist of approximately 60-80% high quality short-term bonds from developed markets around the world, and 20-40% Treasury Inflation-Protected Securities (“TIPS”). TIPS are debt securities issued by the U.S. Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The non-TIPS securities in which the fund will invest will have a minimum short-term credit rating of A1 by S&P or Prime 1 by Moody’s. If there is no short-term rating the non-TIPS securities would have a minimum long-term credit rating of AA as rated by S&P or Fitch, Inc. or equivalent rating by Moody’s and would generally mature within five years from the date of settlement.
The fund is eligible to invest in a variety of fixed income securities which, unless otherwise noted, may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies.
New Disclosure
For its fixed income investments, the fund is eligible to invest in a variety of fixed income securities which may be issued by domestic or foreign issuers and may be denominated in U.S. dollars or non-U.S. currencies.